UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8–K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2011

CANADIAN DERIVATIVES CLEARING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  002-69458
_____________________________________

Ontario, Canada	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

800 Victoria Square, P.O. Box 61, Montreal, Quebec, Canada
H4Z 1A9
(Address of principal executive offices, including zip code)

514-871-3545
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1	List of Canadian Derivatives Clearing Corporation securities classes listed on the Montreal Exchange as of July 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Glenn Goucher
Name:	Glenn Goucher
Title:	President and
Chief Clearing Officer

Date: August 5, 2011

EXHIBIT INDEX

Exhibit Number	Description

99. 1	List of Canadian Derivatives Clearing Corporation securities classes listed on the Montreal Exchange as of July 31, 2011.